Exhibit 99.1

News Release

Contact:	Linsey Wisniewski Constellation Communications 667-218-7700 linsey.wisniewski@constellation.com	for immediate release

CONSTELLATION COMPLETES CALPINE TRANSACTION, POWERING AMERICA’S CLEAN ENERGY FUTURE

Combination brings together premier nuclear, natural gas and geothermal fleets with a leading commercial platform to deliver innovative customer solutions and strengthen U.S. energy leadership, national security and economic prosperity

BALTIMORE and HOUSTON (January 7, 2026) — Constellation (Nasdaq: CEG) today announced it has completed its acquisition of Calpine Corporation from Energy Capital Partners (ECP), creating the nation’s largest producer of electricity. With millions of customers depending on the company every day, the combined organization will deliver reliable, clean power that keeps America moving forward. By uniting Constellation’s zero-emission nuclear fleet with Calpine’s industry-leading natural gas and geothermal generation, the company is building the foundation for America’s next great era of innovation — powering the data centers, advanced manufacturing facilities and critical infrastructure that will define the AI age and secure the nation’s economic leadership.

“This isn’t just about two great companies coming together — it’s about strengthening America’s future,” said Joe Dominguez, president and CEO of Constellation. “Constellation is stepping up to power America’s growth when our nation’s demand for energy is surging, and our global competitors are racing to capture AI leadership. By uniting Constellation and Calpine, we’re providing the reliable, clean energy that keeps our communities strong, our businesses competitive and our nation secure.”

Andrew Novotny, president and CEO of Calpine, said, “This is an exciting day for both our companies and for the customers and communities we serve. We have the assets that power America today and meet the needs of tomorrow. Our expanded capabilities will allow us to better serve customers and communities, enable investment in critical infrastructure and support national priorities for energy security, economic competitiveness and technological leadership. Our teams share a relentless commitment to safety, sustainability and operational excellence, and I’m excited about what we will accomplish together.”

“As a decades-long investor in power generation, ECP aims to unlock value, drive long-term growth opportunities and strengthen asset reliability — often serving as a bridge between public and private markets,” said Tyler Reeder, president and managing partner of ECP. “We are proud to have achieved those goals in partnership with Calpine’s management team and believe this combination validates that vision, setting the company up for future success while meeting the evolving needs of its customers, communities and the U.S.’s electrical grid.”

The combined company provides 2.5 million retail and business customers nationwide with access to the broadest array of clean and reliable energy solutions in the industry, offering customers greater choice, competitive prices and tailored clean energy products. The acquisition also strengthens Constellation’s footprint in high-demand regions, including Texas and California, while maintaining significant operations in Illinois, Maryland, New York and Pennsylvania.

With 55 gigawatts of capacity, Constellation and Calpine together will be the platform where new clean technologies can scale — including advanced nuclear, geothermal, carbon capture and sequestration, and long-duration storage. Building on shared cultures of safety, operational excellence and community partnership, the combined company is positioned to drive innovation and sustained investment in clean and reliable energy.

The company will maintain headquarters in Baltimore and a significant presence in Houston, continuing its commitment to the communities where it operates. Constellation will also expand its community impact through workforce development and philanthropy, contributing more than $23 million each year in foundation, corporate and employee giving, along with thousands of volunteer hours.

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About Constellation

Constellation Energy Corporation (Nasdaq: CEG), a Fortune 200 company headquartered in Baltimore, is the largest private-sector power producer in the world and the nation’s largest producer of clean and reliable energy. With 55 gigawatts of capacity from nuclear, natural gas, geothermal, hydro, wind and solar facilities, our fleet has the generating capacity to power the equivalent of 27 million homes, providing about 10% of the nation’s clean energy and delivering the around-the-clock reliability needed to power America’s growing economy. We are also the largest nuclear energy company in the U.S. and a leading competitive retail supplier, serving more than 2.5 million homes, businesses and public sector customers nationwide, including three-fourths of the Fortune 100. We are committed to investing in innovation and new technologies to drive the transition to a reliable, sustainable and secure energy future. Follow Constellation on LinkedIn and X.

Cautionary Statements Regarding Forward-Looking Information

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect Constellation’s current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the combined company and its operations, strategies, plans, synergies, opportunities and anticipated future performance and capital structure. Information adjusted for the Calpine transaction should not be considered a forecast of future results. Although Constellation believes these forward-looking statements are reasonable, statements made regarding future results are not guarantees of future performance and are subject to numerous assumptions, uncertainties and risks that are difficult to predict. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected.

Actual outcomes and results may differ materially from the results stated or implied in the forward-looking statements included in this press release due to a number of factors, including, but not limited to the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, and the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the Calpine transaction or it may take longer than expected to achieve those synergies or benefits. Other unpredictable or unknown factors not discussed in this press release could also have material adverse effects on forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by Constellation include those factors discussed herein, as well as the items discussed in (1) Constellation’s 2024 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) Constellation’s Third Quarter 2025 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 14, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by Constellation.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this press release. Constellation does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this press release.